UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/07/2007

HouseValues, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51032

Washington	91-1982679
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11332 NE 122nd Way, Kirkland WA 98034
(Address of principal executive offices, including zip code)

425-952-5500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 6, 2007, the compensation committee of HouseValues, Inc. approved the standard form of the Restricted Stock Unit Award Agreement for HouseValues Executives for restricted stock unit awards issued under the HouseValues, Inc. 2004 Equity Incentive Plan. This agreement has been attached as an exhibit to this Form 8-K.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HouseValues, Inc.

Date: September 07, 2007	By:	/s/ Jacqueline Davidson
Jacqueline Davidson
Vice President of Finance

Exhibit Index

Exhibit No.	Description
EX-10.1	Form of Restricted Stock Unit Award Agreement for HouseValues Executives under the HouseValues, Inc. 2004 Equity Incentive Plan.